EXHIBIT 10.18

                             DATED OCTOBER 24, 2001








                          VERTICAL INVESTMENTS LIMITED


                                       And


                                    INVU INC.




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                                    DEBENTURE

                       creating fixed and floating charges

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                               Teacher Stern Selby
                                37-41 Redford Row
                                     London
                                    WCIR 4JII
                               Tel: 020 7242 1156
                                Ref: AJR/GOL041-4

Dated                               2001

Parties:

1        VERTICAL   INVESTMENTS  LIMITED  (Company  Number;   71185)  a  company
         registered in Jersey whose registered office is at Eagle House, Don Road, St. Helier, Jersey, Channel Islands JEl ("Lender"); and

2 INVU INC. (Company number: 3340939) a company organised and existing under the laws of the State of Colorado (whose shares trade on the NASD OTC Bulletin Board) whose principal place of business is at the Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, Northamptonshire NN7 3DB ("Guarantor").

Operative Provisions:

1        Interpretation

1.1      In this Debenture:

'Acts' means the law of Property Act 1925 and the Insolvency Act 1986 (or any statutory modification or re-enactment of those acts for the time being in force);

'Assets' means the property, undertaking and assets of the Company expressed to be charged to the Lender now or hereafter pursuant to clause 2;

'Indebtedness'                      means all the  Company's  present  or future
                                    indebtedness to the Lender on any advance or
                                    loan  given to the  Company  by the  Lender,
                                    (including,   in   particular   but  without
                                    limitation   the  Loan)  whether  solely  or
                                    jointly with any other person or persons and
                                    all   the   Company's   other    liabilities
                                    whatsoever to the Lender, including (without
                                    limitation) indebtedness on account of money
                                    advanced, promissory notes, obligations with
                                    respect to Letters of credit, guarantees and
                                    indemnities, whether present, future, actual
                                    or contingent  and whether or not matured or
                                    accrued  due and  whether  incurred  solely,
                                    severally  or jointly  with any other person
                                    and  whether  in  sterling  or in any  other
                                    currency,  together with  interest,  and any
                                    other costs,  charges and legal expenses (on
                                    a full indemnity  basis) charged or incurred
                                    by the Lender and  including  those  arising
                                    from the Lender in  perfecting  or enforcing
                                    or attempting  to enforce this  Debenture or
                                    any   other   security   (and   its   rights
                                    thereunder)  held by the Lender from time to
                                    time as well  after as before any demand has
                                    been made or judgment obtained hereunder;
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'Lender'                            shall include,  unless the context otherwise
                                    requires,   the  Lender's   successors   and
                                    assigns from time to time;

'loan' the advance, of US$500,000 made by the Lender to the Company pursuant to a Loan Agreement of even date made between the Company, the Lender, Invu Services Limited, and Invu International Holdings Limited and others;

'Property'                          means all  leasehold  and freehold  property
                                    referred to in clauses 2.1.1 and 2.1.2, and

'Receiver'                          has the meaning given to it in clause 4.1,

1.2      Clause headings are for ease of reference only.

2        Charge

2.1 The Company hereby covenants on demand to pay or discharge the Indebtedness to the Lender. As security for the payment and discharge of the Indebtedness, the Company as beneficial owner hereby charges to the Lender, with full title guarantee:

2.1.1 by way of legal mortgage, all freehold and leasehold property now vested in the Company, together with all buildings, fixtures (including trade fixtures) and fixed plant and machinery from time to time on that property;

2.1.2 by way of fixed charge, all estates or interests in any freehold and leasehold property of the Company (not being Property charged by clause 2.1.1) now and in the future vested in the Company, together with all buildings, fixtures (including trade fixtures) and fixed plant and machinery from time to time on that properly:

2.1.3 by way of fixed charge, all the goodwill and uncalled capital for the time being of the Company;

2.1.4 by way of fixed charge, all book debts and other debts, now and in the future due or owing to the Company;

2.1.5 by way of fixed charge, all intellectual property rights, choses in action and claims now and in the future belonging to the Company; and

2.1.6 by way of floating charge, all the Company's present and future undertaking and assets, whatever and wherever, including (without limitation) all other property and assets not subject to a fixed charge under this Debenture.

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3        Covenants

3.1      The Company shall not:

3.1.1 (except for charges in favour of the lender created under or pursuant to this Debenture) create or permit to subsist any mortgage, charge or lien on any of its undertaking or assets;

3.1.2 sell, transfer or otherwise dispose of its undertaking and other assets or any part of them, except by getting in and realising them in the ordinary and proper course of its business;

3.1.3 pull down or remove all or any part of the buildings forming part of the Property or sever, unfix or remove any of the fixtures on the Property nor (except for necessary repairs or the Substitution of full value replacements) remove any plant and machinery from the Property;

3.1.4 deal with its book or other debts or securities for money except by getting in and realising them in the ordinary and proper course of its business, but so that this exception shall not permit the realisation of debts by means of block discounting or factoring; or

3.1.5 grant or accept a surrender of any lease or licence of or part with or share possession or occupation of the Property or any part of it.

3.2      The Company shall:

3.2.1 keep such of the Assets as are insurable comprehensively insured to the lender's satisfaction in writing (and, if so required by the Lender, in the joint names of itself and the Lender) against loss or damage: by fire and such other risks as the Lender may require, to their full replacement value and, where such insurance is not in joint names, procure that the Lender's interest is noted on all policies required under this clause 3.2.1;

3.2.2 duly and promptly pay all premiums and other moneys necessary for maintaining the insurances required under clause 3.2.1 and on demand produce the insurance policies and premium receipts to the Lender;

3.2.3 keep all buildings and all plant, machinery, fixtures, fittings and other effects in good repair and working order;

3.2.4 promptly notify the Lender of any meeting to discuss, or any proposal or application for the appointment of an administrator, receiver, liquidator or similar official in respect of the Company or any of its Assets and, if any such official is appointed, of his appointment.

3.3      If the Company  fails to perform any of its  obligations  under clauses
         3.2.1 and 3.2.3 the Lender may take out or renew any insurance or effect such repairs and take such other action as it may deem appropriate to remedy such failure and recover the premiums and other expenses so incurred from the Company on demand.

4        Receiver

4.1 At any time after the Lender's demand for payment from the Company of any Indebtedness (or if so requested by the Company), the lender may appoint by writing any person or persons to the an administrative receiver or a receiver and manager or receivers and managers ('the Receiver', which expression shall include any substituted receiver(s) and manager(s)) of all or any part of the Assets. Without limiting the Lender's rights under this clause 4.1 or at law, the Lender may, whether or not any demand has been made for payment of the Indebtedness, appoint a Receiver if the Lender becomes aware of any of the matters referred to in clause 3.2.4 or if the: security created by this Debenture shall he in jeopardy.

4.2 The Lender may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place.

4.3 The Receiver shall, subject to the terms of the Acts, be the Company's agent and shall have all powers conferred by the Acts. The Company alone shall be responsible for his acts and omissions and for his remuneration. In particular, but without limiting any general powers or the Lender's power of sale, the Receiver shall have power:

4.3.1 to take possession of collect and get in all or any part of the Assets and for that purpose to take any proceedings in the Company's name or otherwise as he shall think fit;

4.3.2 to carry on or concur in carrying on the Company's business and raise money from the Lender or others on the security of all or any part of the Assets;

4.3.3 to sell, let and/or terminates or to accept surrenders of leases or tenancies of any part of the Property, in such manner and on such terms as he thinks fit;

4.3.4 to take, continue or defend any proceedings and make any arrangement or compromise which the Lender or he shall think fit;

4.3.5    to make and effect all repairs, improvements and insurances;

4.3.6 to appoint managers, officers and agents for any of the above purposes, at such salaries as the Receiver may determine;

4.3.7    to call up any of the Company's uncalled capital;

4.3.8 to promote the formation of a subsidiary company or companies of the Company, so that such subsidiary may purchase, lease, license or otherwise acquire: interests in all or any part of the Assets; and

4.3.9 to do all other acts and things which he may consider to be incidental or conducive to any of the above powers.

4.4      any moneys received under this Debenture shall be applied:

4.4.1 first, in satisfaction of all costs, charges and expenses properly incurred and payments properly made by the Lender or the Receiver and of the remuneration of the Receiver;

4.2 secondly, in or towards satisfaction of the Indebtedness in such order as the Lender shall determine; and

4.4.3 thirdly, the surplus (if any) shall be paid to the person or persons entitled to it.

5        Miscellaneous

5.1 No statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of any part of the Property may be exercised by the Company without the lender's prior written consent. Section 93 of the Law of Property Acct 1925 shall not apply.

5.2 By notice in writing to the Company, the Lender may at any time convert the floating charge created by clause 2.1.6 into a specific charge over any Assets specified in the notice which the lender considers to be in danger of being seized or sold under any form of distress, attachment or other legal process or to be otherwise in jeopardy. The Company at its expense shall at any time on the Lender's request promptly execute and deliver to the lender any other or further mortgage, charge or other instrument conferring a fixed charge on any of its Assets (including any of the assets charged by clause 2.1.6) or such other charge as the lender may in its discretion think fit for securing the Indebtedness.

5.3      This Debenture shall be;

5.3.1 a continuing security to the Lender notwithstanding any settlement of account or other matter or thing whatever;

5.3.2 without prejudice and in addition to any other security for the Indebtedness (whether by way of mortgage, equitable charge or otherwise) which the lender may hold now or hereafter on all or any part of the Assets; and

5.3.3    in addition to any rights, powers and remedies at law.

5.4 Section 103 of the law of Property Act 1925 shall not apply. The statutory power of sale shall be exercisable at any time after the execution of this Debenture. The Lender shall not exercise its power of sale until payment has been demanded, but this provision shall not affect a purchase or put him on inquiry whether such demand has been made.

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5.5      No failure or delay on the Lenders  part in the  exercise of any of its rights, powers and remedies (in this clause 5 'right(s)') under this Debenture (or at law shall operate or be construed as a waiver. No waiver of any of the Lender's rights shall preclude any further or other exercise of that right or of any other right.

5.6 The Lender may give time or other indulgence or make any other arrangement, variation or release with any person in respect of the Indebtedness or any other security or guarantee for the Indebtedness without derogating from the Company's liabilities or the Lender's rights under this Debenture.

5.7 The Company certifies that the charges created by this Debenture do not contravene any provision of its memorandum and articles of association or any agreement binding on it or any of the Assets.

5.8 The Company shall, on demand by the Lender, execute and deliver all transfers, mandates, assignments, deeds or other documents as the Lender may require to perfect its rights under this Debenture and to give effect to any sale or disposal of any of the Assets and otherwise give effect to the intent of this Debenture.

6        Power of attorney

         By way of security, the Company hereby irrevocably appoints the Lender and any Receiver jointly and severally as its attorney, with full power of delegation, for it and in its name and on its behalf and as its act and deed or otherwise, to seal, deliver and otherwise perfect any deed, assurance, agreement, instrument or act which may be required or may be deemed proper for any of the above purposes.

7        Cost

         All costs, charges and expenses incurred by the Lender and all other moneys paid by the Lender or the Receiver in perfecting or otherwise in connection with this Debenture and all costs of the Lender or the Receiver of all proceedings for enforcement of this Debenture shall be recoverable from the Company as a debt, shall bear interest at the rate per annum of 4 per cent over the base rate from time to time of National Westminster Bank plc accordingly (as well before as after judgement) and shall be charged on the Assets.

8        Severance

         If at any time any provision in this Debenture is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Debenture shall not be impaired.

9        Notices

9.1 Any demand, notice or other communication by the Lender may be delivered personally to the Company or sent to the (company by post, or facsimile at its address set out above or such other address notified in writing to the Lender. Any such notice, demand or other communication shall be deemed to have been received by the Company 24 hours after posting (where sent by first class prepaid post)
         immediately upon such delivery (where delivered personally) and immediately on sending (where sent by facsimile) whether or not it is actually received.

9.2 Any notice from the Company to the Lender shall be served by first class prepaid recorded delivery post or by facsimile sent to the lender at its address set out above or such other address notified to the Company.

10       Counterparts

         This Agreement may be executed in any number of counterparts (by facsimile if necessary) and by each of the parties hereto on separate counterparts each of which when executed and delivered (by facsimile if necessary) shall he deemed to be an original, but all the counterparts together shall constitute one and the same document,

11       Law

         This Debenture shall be governed by and construed in accordance with English law and the parties hereto submit to the exclusive jurisdiction of the English Courts.

Executed and delivered as a Deed by the parties hereto the day and year first above written.




EXECUTED and DELIVERED as           )  -----------------------------------------
a DEED by VERTICAL                  )           Director
INVESTMENTS LIMITED                 )
acting by two directors/director    )
                                       -----------------------------------------
and secretary                              Director/Secretary


EXECUTED and DELIVERED as           )  -----------------------------------------
a DEED by INVU INC. acting by       )
two directors/director              )
and secretary                       )
                                       -----------------------------------------
                                            Director/Secretary